EXHIBIT A

                      FUND PARTICIPATION AGREEMENT BETWEEN
                       COLUMBUS LIFE INSURANCE COMPANY AND

                        TOUCHSTONE VARIABLE SERIES TRUST

                            AS AMENDED APRIL 28, 2003

Columbus Life Variable Universal Life Sub-Accounts
--------------------------------------------------

International Equity Sub-Account
Emerging Growth Sub-Account
Baron Small Cap Sub-Account
Third Avenue Value Sub-Account
Large Cap Growth Sub-Account
Enhanced 30 Sub-Account
Value Plus Sub-Account
Growth & Income Sub-Account
Balanced Sub-Account
High Yield Sub-Account
Core Bond Sub-Account
Money Market Sub-Account

Pinnacle Variable Universal Life Sub-Accounts
---------------------------------------------

Emerging Growth Sub-Account
Baron Small Cap Sub-Account
Third Avenue Value Sub-Account
Large Cap Growth Sub-Account
Enhanced 30 Sub-Account
Value Plus Sub-Account
Growth & Income Sub-Account
Balanced Sub-Account
High Yield Sub-Account
Core Bond Sub-Account
Money Market Sub-Account

Survivorship Variable Universal Life Sub-Accounts
--------------------------------------------------

Emerging Growth Sub-Account
Baron Small Cap Sub-Account
Third Avenue Value Sub-Account
Large Cap Growth Sub-Account
Enhanced 30 Sub-Account
Value Plus Sub-Account
Growth & Income Sub-Account
Balanced Sub-Account
High Yield Sub-Account
Core Bond Sub-Account
Money Market Sub-Account

                                    EXHIBIT B

                      FUND PARTICIPATION AGREEMENT BETWEEN
                       COLUMBUS LIFE INSURANCE COMPANY AND

                        TOUCHSTONE VARIABLE SERIES TRUST

                            AS AMENDED APRIL 28, 2003

Touchstone International Equity Fund

Touchstone Emerging Growth Fund

Touchstone Baron Small Cap Fund

Touchstone Third Avenue Value Fund

Touchstone Large Cap Growth Fund

Touchstone Enhanced 30 Fund

Touchstone Value Plus Fund

Touchstone Growth & Income Fund

Touchstone Balanced Fund

Touchstone High Yield Fund

Touchstone Core Bond Fund

Touchstone Money Market Fund